UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2017 (December 15, 2017)

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On December 19, 2017 (the “Settlement Date”), Pfizer Inc. (the “Company”) completed its previously announced (i) private offer (the “Exchange Offer”) to exchange any and all of its outstanding £1,500,000,000 6.500 per cent. Notes due 2038 (the “2038 Notes”) for newly issued debt securities of the Company and (ii) offer to purchase (the “Tender Offer” and, together with the Exchange Offer, the “2038 Notes Offers” ) for cash any and all of its outstanding 2038 Notes from holders thereof.

The 2038 Notes Offers expired at 5:00 p.m. (New York time) on December 14, 2017.

Pursuant to the 2038 Notes Offers, £833,450,000 aggregate principal amount of outstanding 2038 Notes were validly tendered and accepted and subsequently cancelled in the Exchange Offer and £196,550,000 aggregate principal amount of outstanding 2038 Notes were validly tendered and accepted and subsequently cancelled in the Tender Offer.

Following the completion of the 2038 Notes Offers, £470,000,000 aggregate principal amount of the 2038 Notes remains outstanding.

In connection with the Exchange Offer, on the Settlement Date the Company issued £1,375,882,000 aggregate principal amount of 2.735% Notes due 2043 (the “New Notes”) in exchange for the validly tendered and accepted 2038 Notes. The terms of the New Notes are further described in the Offering Memorandum dated December 7, 2017 and the Tenth Supplemental Indenture (as defined below).

The New Notes have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any state securities law, and therefore may not be offered or sold in the United States or to any U.S. persons (as defined in Rule 902 under the Securities Act) except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The New Notes are unsecured general obligations of the Company and rank equally with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

The New Notes are governed by the terms of an indenture, dated as of January 30, 2001, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented by the tenth supplemental indenture, dated as of December 19, 2017, between the Company, the Trustee and The Bank of New York Mellon, London Branch, as paying agent (the “Tenth Supplemental Indenture”).

The foregoing summary of the Tenth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Tenth Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of January 30, 2001, between Pfizer Inc. and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).

4.2	Tenth Supplemental Indenture, dated as of December 19, 2017, between Pfizer Inc., The Bank of New York Mellon, as trustee and The Bank of New York Mellon, London Branch, as paying agent.

4.3	Form of Pfizer Inc.’s 2.735% Notes due 2043 (included in Exhibit 4.2).

99.1	Press Release of Pfizer Inc., dated December 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: December 19, 2017